INCOME TAXES (Components of Deferred Taxes) (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Deferred tax assets
Loss from equity method investment	$ 50	$ 53
Bad debt provision	887	887
Impairment of long-lived asset	30,019	7,526
Net operating losses ("NOLs")	26,477	16,286
Less: valuation allowance	(57,433)	(24,752)
Total deferred tax assets, net	$ 0	$ 0